Exhibit 99.1

Shareholder Relations	NEWS RELEASE
288 Union Street, Rockland, MA 02370	Contact:
Chris Oddleifson
President and
Chief Executive Officer
(781) 982-6660
Denis K. Sheahan
Chief Financial Officer
(781) 982-6341
INDEPENDENT BANK CORP. RECORDS
$1.9 MILLION, NON-CASH SECURITIES IMPAIRMENT
     Rockland, Massachusetts (July 25, 2008). Independent Bank Corp. (NASDAQ: INDB), the parent of Rockland Trust Company, announced that the Company has recognized a non-cash, pre-tax charge of approximately $1.9 million as of June 30, 2008 for the other-than-temporary impairment of two investment securities. This non-cash charge will reduce previously announced earnings for the quarter ending June 30, 2008 as described more fully below and as set forth in the attached financial statements.
     The two investments for which the impairment charge has been recognized are trust preferred pooled securities issued by banks and insurers which were rated investment grade (BBB) at inception, currently remain rated investment grade (BBB), and are classified as available for sale. The Company has not incurred any loss on either security, and the Company has the ability and intention to continue to hold them until a recovery of fair value, which may be until maturity.
     There are ninety-three (93) issuers in one of the trust preferred pooled securities, and seventy-three (73) issuers in the other. No issuer in either of the two trust preferred pooled securities has issued more than five percent (5%) of the aggregate amount of the pool. Two (2) of the ninety-three (93) pooled issuers for one security and one (1) of the seventy-three (73) pooled issuers for the other have invoked their original contractual right to defer interest payments. There have been no defaults in either security, and the tranche of the securities held by the Company continues to pay as agreed.
     As previously announced, as of June 30, 2008 the Company had approximately $3.4 billion in total assets. The $1.9 million non-cash impairment charge amounts to less than one-half of one percent (0.50%) of the Company’s $488.6 million overall securities portfolio as of June 30, 2008.
     On Tuesday, July 22, 2008 KPMG LLP, the Company’s independent registered public accounting firm, advised the Company that it was KPMG’s opinion that the accounting guidance known as EITF 99-20 might require the Company to recognize, as of June 30, 2008, a non-cash securities impairment charge of approximately $1.9 million in the aggregate, comprised of a $1.45 million impairment for one security with a par value of $3.5 million and a $400,000 impairment for the another security with a par value of $1 million. Although the analysis originally conducted by the Company did not suggest that an impairment charge as of June 30, 2008 was required, Management has – after further consultation with KPMG — recognized the impairment charge.
     The recognition of this impairment charge has only a minor impact on the Company’s equity position as of June 30, 2008, decreasing equity from $301.1 million to $301.0 million, because the securities had already been marked to market. Recognition of the impairment charge as of June 30, 2008, however, decreases net income for the quarter ending June 30, 2008 from the previously announced $8.1 million and diluted earnings per share of $0.50 to net income of $6.8 million and diluted earnings per share of $0.42. The financial statements which accompany this press release set forth any other impacts arising from the recognition of this non-cash impairment charge.
     As a consequence of the $.08 per share impact of this non-cash impairment charge, the Company has revised the operating earnings guidance provided for the remainder of 2008 by Management during the earnings call on Friday July 18, 2008 from a range of $2.14 to $2.18 per share to a range of $2.06 to $2.10 per share. Management does not believe that the recognition of this non-cash impairment charge has any other implications for the Company’s business fundamentals or its outlook.
     Independent Bank Corp.’s sole bank subsidiary, Rockland Trust Company, currently has approximately $3.4 billion in assets. Rockland Trust offers commercial banking, retail banking, investment management, and insurance sales services from: 63 retail branches, 9 commercial lending centers, and 5 mortgage origination offices located throughout southeastern Massachusetts and on Cape Cod; and, from 4 investment management offices located throughout southeastern Massachusetts, on Cape Cod, and in Rhode Island. To find out more about the products and services available at Rockland Trust, please visit https://www.RocklandTrust.com.
     This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.
     This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These non-GAAP measures may exclude significant gains or losses that are unusual in nature, such as securities losses. Because these gains and losses and their impact on the Company’s performance are difficult to predict, management believes that presentations of adjusted financial measures excluding the impact of these gains and losses provide useful information that is essential to a proper understanding of the operating results of the Company. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

INDEPENDENT BANK CORP. FINANCIAL SUMMARY
(Unaudited — Dollars in Thousands)

						March 31, 2008 vs.
	June 30,	December 31,	$	%	March 31,	June 30, 2008%
CONSOLIDATED BALANCE SHEETS	2008	2007	Variance	Change	2008	Variance	Change

Assets
Cash and Due From Banks	$89,719	$67,416	22,303	33.08%	$80,598	$9,121	11.32%
Fed Funds Sold and Short Term Investments	100	—	—	—	—	100	n/a
Securities
Trading Assets	3,185	1,687	1,498	88.80%	3,305	(120)	-3.63%
Securities Available for Sale	426,894	444,258	(17,364)	-3.91%	419,491	7,403	1.76%
Securities Held to Maturity	33,895	45,265	(11,370)	-25.12%	39,335	(5,440)	-13.83%
Federal Home Loan Bank Stock	24,603	16,260	8,343	51.31%	24,603	—	0.00%

Total Securities	488,577	507,470	(18,893)	-3.72%	486,734	1,843	0.38%

Loans
Commercial and Industrial	261,384	190,522	70,862	37.19%	259,430	1,954	0.75%
Commercial Real Estate	1,062,902	797,416	265,486	33.29%	1,030,085	32,817	3.19%
Commercial Construction	170,373	133,372	37,001	27.74%	163,785	6,588	4.02%
Business Banking	86,430	69,977	16,453	23.51%	73,853	12,577	17.03%
Residential Real Estate	417,304	323,847	93,457	28.86%	426,674	(9,370)	-2.20%
Residential Construction	9,292	6,115	3,177	51.95%	7,622	1,670	21.91%
Residential Loans Held for Sale	9,171	11,128	(1,957)	-17.59%	15,577	(6,406)	-41.12%
Consumer — Home Equity	374,580	308,744	65,836	21.32%	355,367	19,213	5.41%
Consumer — Auto	141,046	156,006	(14,960)	-9.59%	147,232	(6,186)	-4.20%
Consumer — Other	42,783	45,825	(3,042)	-6.64%	44,317	(1,534)	-3.46%

Total Loans	2,575,265	2,042,952	532,313	26.06%	2,523,942	51,323	2.03%
Less — Allowance for Loan Losses	(33,231)	(26,831)	(6,400)	23.85%	(32,609)	(622)	1.91%

Net Loans	2,542,034	2,016,121	525,913	26.09%	2,491,333	50,701	2.04%

Bank Premises and Equipment	34,749	39,085	(4,336)	-11.09%	51,559	(16,810)	-32.60%
Goodwill and Core Deposit Intangible	126,914	60,411	66,503	110.08%	127,391	(477)	-0.37%
Other Assets	104,886	77,910	26,976	34.62%	92,616	12,270	13.25%

Total Assets	$3,386,979	$2,768,413	618,566	22.34%	$3,330,231	$56,748	1.70%

Liabilities and Stockholders’ Equity
Deposits
Demand Deposits	$564,060	$471,164	92,896	19.72%	$549,581	$14,479	2.63%
Savings and Interest Checking Accounts	696,457	587,474	108,983	18.55%	686,808	9,649	1.40%
Money Market	478,852	435,792	43,060	9.88%	484,634	(5,782)	-1.19%
Time Certificates of Deposit	734,792	532,180	202,612	38.07%	735,922	(1,130)	-0.15%

Total Deposits	2,474,161	2,026,610	447,551	22.08%	2,456,945	17,216	0.70%

Borrowings
Federal Home Loan Bank Borrowings	357,949	311,125	46,824	15.05%	332,105	25,844	7.78%
Fed Funds Purchased and Assets Sold Under Repurchase Agreements	157,114	138,603	18,511	13.36%	138,633	18,481	13.33%
Junior Subordinated Debentures	61,857	51,547	10,310	20.00%	61,857	—	0.00%
Other Borrowings	495	3,069	(2,574)	-83.87%	10,516	(10,021)	-95.29%

Total Borrowings	577,415	504,344	73,071	14.49%	543,111	34,304	6.32%

Total Deposits and Borrowings	3,051,576	2,530,954	520,622	20.57%	3,000,056	51,520	1.72%
Other Liabilities	34,381	16,994	17,387	102.31%	29,518	4,863	16.47%
Stockholders’ Equity	301,022	220,465	80,557	36.54%	300,657	365	0.12%

Total Liabilities and Stockholders’ Equity	$3,386,979	$2,768,413	618,566	22.34%	$3,330,231	$56,748	1.70%

INDEPENDENT BANK CORP. FINANCIAL SUMMARY
(Unaudited — Dollars in Thousands, Except Per Share Data)
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended				Six Months Ended
	June 30,		$	%	June 30,		$	%
	2008	2007	Variance	Change	2008	2007	Variance	Change
INTEREST INCOME
Interest on Fed Funds Sold and Short Term Investments	$15	$289	$(274)	-94.81%	$35	$733	$(698)	-95.23%
Interest and Dividends on Securities	5,883	5,526	357	6.46%	11,775	11,506	269	2.34%
Interest on Loans	38,657	33,788	4,869	14.41%	73,825	67,487	6,338	9.39%

Total Interest Income	44,555	39,603	4,952	12.50%	85,635	79,726	5,909	7.41%

INTEREST EXPENSE
Interest on Deposits	9,539	10,816	(1,277)	-11.81%	19,854	21,910	(2,056)	-9.38%
Interest on Borrowed Funds	4,929	5,354	(425)	-7.94%	9,928	10,395	(467)	-4.49%

Total Interest Expense	14,468	16,170	(1,702)	-10.53%	29,782	32,305	(2,523)	-7.81%

Net Interest Income	30,087	23,433	6,654	28.40%	55,853	47,421	8,432	17.78%
Less — Provision for Loan Losses	1,902	584	1,318	225.68%	3,245	1,475	1,770	120.00%

Net Interest Income after Provision for Loan Losses	28,185	22,849	5,336	23.35%	52,608	45,946	6,662	14.50%

NON-INTEREST INCOME
Service Charges on Deposit Accounts	3,963	3,531	432	12.23%	7,598	6,941	657	9.47%
Wealth Management	3,114	2,180	934	42.84%	5,790	3,994	1,796	44.97%
Mortgage Banking Income	960	820	140	17.07%	2,073	1,594	479	30.05%
BOLI Income	637	427	210	49.18%	1,158	915	243	26.56%
Net Loss on Sale of Securities	—	—	—	n/a	(609)	—	(609)	n/a
Loss on Write-Down of Investments to Fair Value	(1,850)	—	(1,850)	n/a	(1,850)	—	(1,850)	n/a
Other Non-Interest Income	838	1,081	(243)	-22.48%	1,740	2,388	(648)	-27.14%

Total Non-Interest Income	7,662	8,039	(377)	-4.69%	15,900	15,832	68	0.43%

NON-INTEREST EXPENSE
Salaries and Employee Benefits	14,945	13,013	1,932	14.85%	29,088	26,166	2,922	11.17%
Occupancy and Equipment Expenses	3,235	2,607	628	24.09%	6,138	5,161	977	18.93%
Data Processing and Facilities Management	1,421	1,202	219	18.22%	2,705	2,290	415	18.12%
Merger & Acquisition Expense	376	—	376	n/a	1,120	—	1,120	n/a
WorldCom Bond Loss Recovery	—	—	—	—	(418)	—	(418)	n/a
Other Non-Interest Expense	6,585	6,444	141	2.19%	11,961	11,102	859	7.74%

Total Non-Interest Expense	26,562	23,266	3,296	14.17%	50,594	44,719	5,875	13.14%

INCOME BEFORE INCOME TAXES	9,285	7,622	1,663	21.82%	17,914	17,059	855	5.01%

PROVISION FOR INCOME TAXES	2,444	1,908	536	28.09%	4,766	4,720	46	0.97%

NET INCOME	$6,841	$5,714	$1,127	19.72%	$13,148	$12,339	$809	6.56%

BASIC EARNINGS PER SHARE	$0.42	$0.41		2.44%	$0.87	$0.86		1.16%
DILUTED EARNINGS PER SHARE	$0.42	$0.40		5.00%	$0.86	$0.86		0.00%
BASIC AVERAGE SHARES	16,268,009	14,101,468		15.36%	15,193,327	14,282,226		6.38%
DILUTED AVERAGE SHARES	16,346,749	14,231,264		14.87%	15,269,941	14,428,323		5.83%

PERFORMANCE RATIOS:
Net Interest Margin (FTE)	4.01%	3.85%		4.16%	3.96%	3.84%		3.13%
Return on Average Assets	0.82%	0.85%		3.53%	0.84%	0.91%		-7.69%
Return on Average Equity	9.02%	10.44%		-13.60%	9.47%	11.09%		-14.61%

RECONCILIATION TABLE — NON-GAAP FINANCIAL INFORMATION
NET INCOME (GAAP)	$6,841	$5,714	$1,127	19.72%	$13,148	$12,339	$809	6.56%
Net Interest Income Components
Add — Write-Off of Debt Issuance Cost, net of tax	—	590	(590)			590	(590)
Non-Interest Income Components
Add — Net Loss on Sale of Securities, net of tax	—	—	—		396	—	396
Non-Interest Expense Components
Add — Executive Early Retirement Costs, net of tax	—	—	—		—	264	(264)
Add — Merger and Acquisition Expenses, net of tax	244	—	244		728	—	728
Add — Litigation Reserve, net of tax	—	885	(885)			885	(885)
Less — WorldCom Bond Loss Recovery, net of tax	—	—	—		(272)	—	(272)

NET OPERATING EARNINGS	$7,085	$7,189	$(104)	-1.44%	$14,000	$14,078	$(78)	-0.55%

Diluted Earnings Per Share, on an Operating Basis	$0.43	$0.51	$(0.08)	-15.69%	$0.92	$0.98	$(0.06)	-6.12%

INDEPENDENT BANK CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
CONSOLIDATED AVERAGE BALANCE SHEETS AND AVERAGE RATE DATA
(Unaudited — Dollars in Thousands)

		Three Months Ended June 30,
		2008			2007
			Interest			Interest
	Ending	Average	Earned/	Yield/	Average	Earned/	Yield/
	Balance	Balance	Paid	Rate	Balance	Paid	Rate

Interest-Earning Assets:

Federal Funds Sold and Short Term Investments	$100	$754	$15	7.96%	$20,962	$289	5.51%
Securities:
Trading Assets	3,185	3,446	39	4.53%	1,647	9	2.19%
Taxable Investment Securities	446,303	444,807	5,370	4.83%	418,893	4,975	4.75%
Non-taxable Investment Securities (1)	39,089	41,722	730	7.00%	51,893	834	6.43%

Total Securities:	488,577	489,975	6,139	5.01%	472,433	5,818	4.93%

Loans (1)	2,575,265	2,550,066	38,768	6.08%	1,987,156	33,911	6.83%
Total Interest-Earning Assets	$3,063,942	$3,040,795	$44,922	5.91%	$2,480,551	$40,018	6.45%

Cash and Due from Banks	89,719	67,974			60,949
Other Assets	233,318	228,547			148,885

Total Assets	$3,386,979	$3,337,316			$2,690,385

Interest-bearing Liabilities:
Deposits:
Savings and Interest Checking Accounts	$696,457	$691,150	$1,493	0.86%	$580,449	$1,994	1.37%
Money Market	478,852	482,638	2,124	1.76%	467,846	3,509	3.00%
Time Deposits	734,792	739,389	5,922	3.20%	522,282	5,313	4.07%

Total interest-bearing deposits:	1,910,101	1,913,177	9,539	1.99%	1,570,577	10,816	2.75%
Borrowings:
Federal Home Loan Bank Borrowings	$357,949	$330,881	$2,762	3.34%	$238,246	$2,668	4.48%
Federal Funds Purchased and Assets Sold Under Repurchase Agreement	157,114	144,012	1,116	3.10%	99,300	733	2.95%
Junior Subordinated Debentures	61,857	61,857	989	6.40%	59,760	1,935	12.95%
Other Borrowings	495	10,757	62	2.31%	997	18	7.22%

Total Borrowings:	577,415	547,507	4,929	3.60%	398,303	5,354	5.38%

Total Interest-Bearing Liabilities	$2,487,516	$2,460,684	$14,468	2.35%	$1,968,880	$16,170	3.29%

Demand Deposits	564,060	547,048			488,571

Other Liabilities	34,381	26,098			13,908

Total Liabilities	$3,085,957	$3,033,830			$2,471,359
Stockholders’ Equity	301,022	303,486			219,026

Total Liabilities and Stockholders’ Equity	$3,386,979	$3,337,316			$2,690,385

Net Interest Income			$30,454			$23,848

Interest Rate Spread (2)				3.56%			3.16%

Net Interest Margin (3)				4.01%			3.85%

Supplemental Information:
Total Deposits, including Demand Deposits	$2,474,161	$2,460,225	$9,539		$2,059,148	$10,816
Cost of Total Deposits				1.55%			2.10%
Total Funding Liabilities, including Demand Deposits	$3,051,576	$3,007,732	$14,468		$2,457,451	$16,170
Cost of Total Funding Liabilities				1.92%			2.63%

(1)	The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $367 and $415 for the three months ended June 30, 2008 and 2007, respectively.

(2)	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.

(3)	Net interest margin represents annualized net interest income as a percentage of 10 average interest-earning assets.

INDEPENDENT BANK CORP.
SUPPLEMENTAL FINANCIAL INFORMATION
CONSOLIDATED AVERAGE BALANCE SHEETS AND AVERAGE RATE DATA
(Unaudited — Dollars in Thousands)

		Six Months Ended June 30,
		2008			2007
			Interest			Interest
	Ending	Average	Earned/	Yield/	Average	Earned/	Yield/
	Balance	Balance	Paid	Rate	Balance	Paid	Rate

Interest-Earning Assets:

Federal Funds Sold and Short Term Investments	$100	$689	$35	10.16%	$27,265	$733	5.38%
Securities:
Trading Assets	3,185	3,012	66	4.38%	1,669	23	2.76%
Taxable Investment Securities	446,303	434,295	10,756	4.95%	433,625	10,377	4.79%
Non-taxable Investment Securities (1)	39,089	43,778	1,466	6.70%	52,722	1,701	6.45%

Total Securities:	488,577	481,085	12,288	5.11%	488,016	12,101	4.96%
Loans (1)	2,575,265	2,378,702	74,053	6.23%	1,995,143	67,727	6.79%

Total Interest-Earning Assets	$3,063,942	$2,860,476	$86,376	6.04%	$2,510,424	$80,561	6.42%

Cash and Due from Banks	89,719	64,286			60,142
Other Assets	233,318	199,437			148,565

Total Assets	$3,386,979	$3,124,199			$2,719,131

Interest-bearing Liabilities:
Deposits:
Savings and Interest Checking Accounts	$696,457	$643,469	$3,084	0.96%	$576,067	$3,794	1.32%
Money Market	478,852	474,349	4,702	1.98%	468,603	7,049	3.01%
Time Deposits	734,792	673,394	12,068	3.58%	540,289	11,067	4.10%

Total interest-bearing deposits:	1,910,101	1,791,212	19,854	2.22%	1,584,959	21,910	2.76%
Borrowings:
Federal Home Loan Bank Borrowings	$357,949	$315,730	$5,704	3.61%	$245,471	$5,459	4.45%
Federal Funds Purchased and Assets Sold Under Repurchase Agreement	157,114	141,644	2,270	3.21%	102,483	1,585	3.09%
Junior Subordinated Debentures	61,857	58,458	1,848	6.32%	68,492	3,326	9.71%
Other Borrowings	495	7,597	106	2.79%	792	25	6.31%

Total Borrowings:	577,415	523,429	9,928	3.79%	417,238	10,395	4.98%

Total Interest-Bearing Liabilities	$2,487,516	$2,314,641	$29,782	2.57%	$2,002,197	$32,305	3.23%

Demand Deposits	564,060	511,033			480,671

Other Liabilities	34,381	20,785			13,831

Total Liabilities	$3,085,957	$2,846,459			$2,496,699
Stockholders’ Equity	301,022	277,740			222,432

Total Liabilities and Stockholders’ Equity	$3,386,979	$3,124,199			$2,719,131

Net Interest Income			$56,594			$48,256

Interest Rate Spread (2)				3.47%			3.19%

Net Interest Margin (3)				3.96%			3.84%

Supplemental Information:
Total Deposits, including Demand Deposits	$2,474,161	$2,302,245	$19,854		$2,065,630	$21,910
Cost of Total Deposits				1.72%			2.12%
Total Funding Liabilities, including Demand Deposits	$3,051,576	$2,825,674	$29,782		$2,482,868	$32,305
Cost of Total Funding Liabilities				2.11%			2.60%

(1)	The total amount of adjustment to present interest income and yield on a fully tax-equivalent basis is $741 for the six months ended June 30, 2008 and $835 for the six months ended June 30, 2007.

(2)	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.

(3)	Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

	As Of
	June 30,	December 31,	June 30,
	2008	2007	2007
	(Dollars in Thousands, Except Per Share Data)
Asset Quality
Nonperforming Loans
Commercial & Industrial Loans	$403	$306	$301
Business Banking Loans	935	439	343
Commercial Real Estate Loans	2,263	2,568	2,013
Residential Real Estate Loans	4,460	2,380	1,927
Installment Loans — Home Equity	1,380	872	373
Installment Loans — Auto	934	833	810
Installment Loans — Other	290	246	91

Total Nonperforming Loans	10,665	7,644	5,858

Other Real Estate Owned	1,393	681	305
Nonperforming Assets	$12,058	$8,325	$6,163

Net charge-offs (year to date)	$2,369	$3,114	$1,639
Net charge-offs to average loans (annualized)	0.19%	0.16%	0.16%

Nonperforming Loans/Gross Loans	0.41%	0.37%	0.30%
Allowance for Loan Losses/Nonperforming Loans	311.59%	351.01%	454.93%
Loans/Total Deposits	104.09%	100.81%	96.53%
Allowance for Loan Losses/Total Loans	1.29%	1.31%	1.35%

Financial Ratios
Book Value per Share	$18.50	$16.04	$15.25
Tangible Capital/Tangible Asset	5.34%	5.91%	5.91%
Tangible Capital/Tangible Asset (proforma to include the deductibility of goodwill)	5.79%	6.45%	6.47%
Tangible Book Value per Share	$10.70	$11.64	$11.05
Tangible Book Value per Share (proforma to include the deductibility of goodwill)	$11.59	$12.70	$12.09

Capital Adequacy
Tier one leverage capital ratio (1)	7.66%	8.02%	7.94%

(1)	Estimated number for June 30, 2008
Certain amounts in prior year financial statement have been reclassified to conform to the current year’s presentation.